Exhibit 99.1

FOR IMMEDIATE RELEASE

Spectrum Brands Holdings to Combine with HRG Group in Transaction Valued at $10 Billion

Spectrum Brands to Become Independent Company with Widely Distributed Shareholder Base

Combined Company Well Positioned to Advance Strategy as Faster-Growing,

Higher-Margin, More Focused Consumer Brands Business

Spectrum Brands Management Team to Continue in Current Roles

MIDDLETON, WI and NEW YORK, February 26, 2018 – Spectrum Brands Holdings, Inc. (NYSE: SPB) (“Spectrum Brands”), a global consumer products company offering a portfolio of leading brands providing superior value to consumers and customers every day, and HRG Group, Inc. (NYSE: HRG) ("HRG"), a holding company with shares of Spectrum Brands as its principal holding, today announced that they have entered into a definitive merger agreement pursuant to which Spectrum Brands will combine with HRG. As a result, HRG's shareholders will effectively hold HRG’s interests in Spectrum Brands directly following the combination. The transaction has been unanimously recommended by the Special Committee of independent directors of the Spectrum Brands Board of Directors (the “Special Committee”), and was also approved by the Spectrum Brands and HRG boards.

Under the terms of the agreement, immediately prior to closing, HRG will effect a reverse stock split such that HRG shareholders receive in the aggregate a number of shares of the combined company equal to the number of shares of Spectrum Brands currently held by HRG, subject to certain adjustments to account for HRG’s net debt and transaction costs as well as a $200 million upward adjustment. The $200 million upward adjustment takes into account that the combination transforms Spectrum Brands into an independent public company with no controlling shareholder and a widely held shareholder base as well as certain favorable tax attributes of HRG. Upon closing, Spectrum Brands shareholders will receive one newly issued share of the combined company for each share of Spectrum Brands that they owned prior to the combination. The transaction is expected to be tax free to Spectrum Brands and Spectrum Brands shareholders, and to HRG and HRG shareholders.

Following the transaction, the current Spectrum Brands management team will lead the combined company. In addition, HRG’s board will be replaced by the Spectrum Brands board. Ehsan Zargar will resign from the Spectrum Brands board and will be replaced by an independent director to be selected by Leucadia National Corporation (“Leucadia”), HRG’s largest shareholder. Leucadia also has an ongoing right to designate one director, so long as it owns at least 10% of the number of combined company’s shares issued and outstanding as of the closing, which is initially expected to be the current Spectrum Brands’ director and Leucadia’s Chairman, Joseph Steinberg. Pro forma for the reverse stock split, the merger and the adjustments described above, Leucadia is expected to hold approximately 13% of the combined company and another 45% of the combined company is expected to be widely held by HRG’s legacy stockholders. Such ownership percentages assume approximately $324 million of HRG’s net debt at closing and are based on the number of shares outstanding and market prices as of February 22, 2018 (but are subject to adjustment for HRG's actual amount of net debt, transaction costs and outstanding shares at closing).

“We are pleased to have reached this mutually-beneficial agreement with HRG,” said Terry Polistina, Chairman of the Special Committee of Spectrum Brands. “Under this new ownership structure, Spectrum Brands will be an independent company with a widely distributed shareholder base and improved governance structure. We believe this transaction will deliver substantial value to all Spectrum Brands shareholders, including the company’s minority shareholders, and we look forward to the current Spectrum Brands’ management team advancing our growth and success."

“I want to thank the special committee for their work in negotiating this transaction with HRG, which will result in an independent company with meaningfully increased trading liquidity in our common stock,” said David Maura, Executive Chairman of Spectrum Brands. “Spectrum Brands is making substantial progress in its ongoing, rapid transformation, including the planned reallocation of approximately $3.6 billion of gross capital. We are excited to emerge as a faster-growing, higher-margin company with a meaningfully stronger balance sheet and the flexibility to strategically redeploy a large amount of capital through share repurchases and highly accretive acquisitions, as opportunities present themselves. We remain poised to deliver stronger organic growth across our organization and build upon our near 10-year track record of serving our investors with exceptional shareholder value creation. We have come a long way over the last decade, and the team couldn’t be more excited about the future of Spectrum Brands and our ability to serve our customers, employees and our stakeholders like never before.”

“We believe this agreement represents a constructive outcome for Spectrum Brands, HRG and all shareholders,” said Joseph Steinberg, Chairman of the Board and Chief Executive Officer of HRG. “The transaction advances the wind down of the HRG parent company and eliminates its overhead. Importantly, the combination with Spectrum Brands provides our shareholders with the ability to participate in the upside potential of the combined company.”

“With this transaction, we are unlocking value for HRG shareholders and providing them with enhanced liquidity going forward. We want to express our sincere gratitude to the HRG board and our employees, both past and present, for all of their contributions to the success of HRG. Since 2011, their talent and dedication helped build strong businesses, and enabled HRG to deliver maximum value to our shareholders,” said Ehsan Zargar, Executive Vice President, Chief Operating Officer, General Counsel and Corporate Secretary of HRG.

Timeframe to Completion

The transaction is expected to close by the end of the second calendar quarter of 2018. Closing of the transaction remains subject to the satisfaction of customary closing conditions, including the approval of both the holders of a majority of Spectrum Brands’ outstanding shares and the holders of the majority of such shares held by persons other than HRG and its affiliates and the executive officers of Spectrum Brands. Closing is also subject to the approval of a majority of HRG’s outstanding shares. HRG has entered into a voting agreement with respect to the Spectrum Brands vote. Leucadia and Fortress Investment Group, which together own approximately 40% of HRG’s common shares, enthusiastically support the transactions and have entered into customary voting agreements to vote their shares of HRG in favor of the transaction. The parties do not anticipate needing any regulatory approvals in connection with the transaction.

The combined company will be named Spectrum Brands Holdings, Inc. and will trade under the ticker "SPB." The company will remain headquartered in Middleton, Wisconsin.

Other Transaction Terms

Spectrum Brands’ board has approved a short-term shareholder rights plan, effective today. The plan is intended to ensure that the Spectrum Brands board can protect all shareholder interests as it executes the changes announced today by preserving the value of the combined company’s substantial net operating and capital loss carryforwards. The plan is not intended to prevent any action that the Spectrum Brands board determines to be in the best interests of the company.

HRG’s board has approved a shareholder rights plan, effective today. The plan is intended to ensure that the HRG board can protect all shareholder interests as it executes the changes announced today by preserving the value of the combined company’s substantial net operating and capital loss carryforwards. The plan is not intended to prevent any action that the HRG board determines to be in the best interests of the company.

Batteries and Appliances Sale Processes

The combination with HRG will not have an impact on the previously announced pending sale of Spectrum Brands’ global battery business to Energizer Holdings, Inc. It will also not have an impact on Spectrum Brands’ previously announced exploration of alternatives for its appliances business, which has received strong interest from potential buyers with an expected agreement and closing by the end of fiscal year 2018. In total, Spectrum Brands expects to receive $3.6-$3.7 billion in gross proceeds, including $2 billion from the sale of Spectrum Brands’ global battery business and $1.6-$1.7 billion from the sale of its appliances business.

Advisors

Moelis & Company LLC is serving as financial advisor to the Special Committee and Kirkland & Ellis LLP and Cleary Gottlieb Steen & Hamilton LLP are serving as its legal advisors.

J.P. Morgan Securities LLC and Jefferies LLC are serving as financial advisors to HRG and Davis Polk & Wardwell LLP is serving as its legal advisor.

About Spectrum Brands Holdings, Inc.

Spectrum Brands Holdings, a member of the Russell 1000 Index, is a global and diversified consumer products company and a leading supplier of consumer batteries, residential locksets, residential builders’ hardware, plumbing, shaving and grooming products, personal care products, small household appliances, specialty pet supplies, lawn and garden and home pest control products, personal insect repellents, and auto care products. Helping to meet the needs of consumers worldwide, our Company offers a broad portfolio of market-leading, well-known and widely trusted brands including Rayovac®, VARTA®, Kwikset®, Weiser®, Baldwin®, National Hardware®, Pfister®, Remington®, George Foreman®, Black + Decker®, Tetra®, Marineland®, Nature’s Miracle®, Dingo®, 8-in-1®, FURminator®, IAMS® and Eukanuba® (Europe only), Healthy-Hide®, Digest-eeze™, Littermaid®, Spectracide®, Cutter®, Repel®, Hot Shot®, Black Flag®, Liquid Fence®, Armor All®, STP® and A/C PRO®. Spectrum Brands' products are sold in approximately 160 countries. For more information, visit www.spectrumbrands.com.

About HRG Group, Inc.

HRG Group, Inc. is a holding company that conducts its operations through its operating subsidiaries. As of December 31, 2017, the Company's principal operating subsidiary was Spectrum Brands, a global branded consumer products company. HRG is headquartered in New York and traded on the New York Stock Exchange under the symbol HRG. For more information on HRG, visit: www.HRGgroup.com.

Additional Information and Where You Can Find It

In connection with the proposed transaction, Spectrum Brands and HRG will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Spectrum Brands and HRG and that also will constitute a prospectus for the HRG shares being issued to Spectrum Brands’ stockholders in the proposed transaction. Spectrum Brands and HRG also may file other documents with the SEC regarding the proposed transaction. This press release is not a substitute for the joint proxy statement/prospectus or registration statement or any other document which Spectrum Brands and HRG may file with the SEC. INVESTORS AND SECURITY HOLDERS OF SPECTRUM BRANDS AND HRG ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Spectrum

Brands and HRG through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of Spectrum Brands and HRG at the contact information listed below.

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This press release is not a substitute for the prospectus or any other document that Spectrum Brands and HRG may file with the SEC in connection with the proposed transaction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Spectrum Brands, HRG and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Spectrum Brands’ directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Spectrum Brands’ Form 10-K for the year ended September 30, 2017, as amended, which is on file with the SEC. Information regarding HRG’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in HRG’s Form 10-K for the year ended September 30, 2017, which is filed with the SEC. A more complete description will be available in the registration statement on Form S-4 and the joint proxy statement/prospectus.

Forward-Looking Statements

Certain matters discussed in this press release may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We have tried, whenever possible, to identify these statements by using words like “future,” “anticipate,” “intend,” “plan,” “estimate,” “believe,” “expect,” “project,” “forecast,” “could,” “would,” “should,” “will,” “may,” and similar expressions of future intent or the negative of such terms. These statements are subject to a number of risks and uncertainties that could cause results to differ materially from those anticipated as of the date of this release. Actual results may differ materially as a result of (1) the ability to consummate the announced transaction on the expected terms and within the anticipated time period, or at all, which is dependent on the parties’ ability to satisfy certain closing conditions, including the required shareholder approvals; (2) any delay or inability of the combined company to realize the expected benefits of the transaction; (3) changes in tax laws, regulations, rates, policies or interpretations; (4) the value of the combined company shares to be issued in the transaction; (5) the risk of unexpected significant transaction costs and/or unknown liabilities; (6) potential litigation relating to the proposed transaction; (7) the outcome of Spectrum Brands’ previously announced transaction to sell the Global Battery and Lighting Business and exploration of strategic options for Spectrum Brands’ Appliances business, including uncertainty regarding consummation of any such transaction or transactions and the terms of such transaction or transactions, if any, and, if consummated, Spectrum Brands’ ability to realize the expected benefits of such transaction; (8) the impact of actions taken by significant stockholders; (9) the impact of expenses resulting from the implementation of new business strategies, divestitures or current and proposed restructuring activities; (10) the potential disruption to Spectrum Brands’ or HRG’s business or diverted management attention, and the unanticipated loss of key members of senior management or other employees, in each case as a result of the announced transaction, the previously announced transaction to sell Spectrum Brands’ Global Battery and Lighting Business, in connection with the strategic options for Spectrum Brands’ Appliances business or otherwise; and (11) general economic and business conditions that affect the combined company following the transaction. Risks that could cause actual risks to differ from those anticipated as of the date hereof include those discussed herein, those set forth in the combined securities filings of Spectrum Brands and SB/RH Holdings, LLC, including their most recently filed Annual Report on Form 10-K, and those set forth in the securities filings of HRG, including its most recently filed Annual Report on Form 10-K.

Spectrum Brands also cautions the reader that undue reliance should not be placed on any forward-looking statements, which speak only as of the date of this release. Spectrum Brands undertakes no duty or responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this report or to reflect actual outcomes.

Spectrum Brands Holdings, Inc.

Investor/Media Contact:

Dave Prichard

608-278-6141

Jonathan Keehner / Adam Pollack

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

HRG Group, Inc.

Investor Relations

Tel: 212.906.8555

Email: investorrelations@HRGgroup.com

5